December 1, 1995
                         PREMIER STRATEGIC INVESTING
                         SUPPLEMENT TO PROSPECTUS
                          DATED SEPTEMBER 1, 1995

        THE FOLLOWING INFORMATION SUPPLEMENTS OR REPLACES THE INFORMATION CONTAINED IN THE SECTIONS OF THE FUND'S PROSPECTUS ENTITLED "DESCRIPTION OF THE FUND - MANAGEMENT POLICIES," "MANAGEMENT OF THE FUND," "HOW TO BUY FUND SHARES," "SHAREHOLDER SERVICES," AND "HOW TO REDEEM FUND SHARES":
    The Fund currently invests primarily in equity securities of domestic and foreign issuers which would be characterized as "value" companies according to criteria established by The Dreyfus Corporation.
    In general, The Dreyfus Corporation believes that companies with relatively low price to book ratios, low price to earnings ratios or higher than average dividend payments in relation to price should be classified as value companies. Alternatively, companies which have above average earnings or sales growth and retention of earnings and command higher price to earnings ratios fit the more classic growth description.
        Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent").
        In order to accomplish a transaction using the TELETRANSFER Privilege or the Telephone Exchange Privilege, please contact your financial representative. If you do not have a financial representative, you may telephone 1-800-645-6561 or, if you are calling from overseas, 516-794-5452. The numbers will be effective January 1, 1996.
037s120195